    As filed with the Securities and Exchange Commission on February 7, 1997
                                                 Registration No. 333-21257

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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------

                            POST EFFECTIVE AMENDMENT NO. 1
                                          TO
                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                ----------------------

                               BIOCIRCUITS CORPORATION
                (Exact name of registrant as specified in its charter)

                                ----------------------

                  DELAWARE                         94-3088884
          (State of Incorporation)      (I.R.S. Employer Identification No.)

                                ----------------------

                               1324 CHESAPEAKE TERRACE
                             SUNNYVALE, CALIFORNIA 94089
                                    (408) 745-1961
                       (Address of principal executive offices)

                                ----------------------

                             EMPLOYEE STOCK PURCHASE PLAN
                              (Full title of the plans)

                                  Donald B.Hawthorne
                Vice President, Chief Financial Officer, and Secretary
                               Biocircuits Corporation
                               1324 Chesapeake Terrace
                             Sunnyvale, California 94089
                                    (408) 745-1961
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------------

                                      Copies to:
                              Deborah A. Marshall, Esq.
                                  Cooley Godward LLP
                                Five Palo Alto Square
                             Palo Alto, California 94306

                                ----------------------


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


    The Registrant hereby withdraws from registration 131,250 shares of its Common Stock registered hereby.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on February 7, 1997.

                          BIOCIRCUITS CORPORATION



                          /s/ Donald B. Hawthorne
                          ----------------------------------------------------
                          Donald B. Hawthorne
                          Vice President, Chief Financial Officer and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                               DATE


         *                President, Chief Executive          February 7, 1997
----------------------    Officer, Director
John Kaiser


/s/ Donald B. Hawthorne   Vice President, Chief Financial     February 7, 1997
----------------------    Officer, Secretary
Donald B. Hawthorne


         *                Senior Vice President, Chief
----------------------    Scientific Officer, Director        February 7, 1997
Hans O. Ribi


         *
----------------------    Director                            February 7, 1997
Robert Curry


         *
----------------------    Director                            February 7, 1997
Patrick Latterell


         *
----------------------    Director                            February 7, 1997
David Rubinfein



/s/ Donald B. Hawthorne
-----------------------                                       February 7, 1997
Donald B. Hawthorne
*Attorney-in-fact